UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 30, 2004

  Alliant Energy Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

4902 North Biltmore Lane, Madison, Wisconsin 53718
(Address of principal executive offices, including zip code)

(608) 458-3311
(Registrant's telephone number)

Item 5.	Other Events and Regulation FD Disclosure.

The information in Item 12 is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Alliant Energy Corporation press release dated April 30, 2004.

Item 12.	Results of Operations and Financial Condition.

On April 30, 2004, Alliant Energy Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2004 and its earnings guidance for 2004. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: April 30, 2004	By: /s/ John E. Kratchmer
John E. Kratchmer
Vice President-Controller and Chief
Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated April 30, 2004

Exhibit
Number

(99.1)      Alliant Energy Corporation press release dated April 30, 2004.

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